Exhibit 99.1

Second Quarter 2016 Investor Update

Notice to Recipients Cautionary Note Regarding Forward Looking Statements Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward-looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “Cautionary Statement Regarding Forward-Looking Statements” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, filed with the Securities and Exchange Commission on August 15, 2016 and “Item 1A – Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the Securities and Exchange Commission on March 29, 2016. This electronic presentation is provided as of August 23, 2016. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that would have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements. 2

Vogtle 3 & 4 Construction Update Operations Update Financial Results Presenters and Agenda Mike Price Executive Vice President and Chief Operating Officer Betsy Higgins Executive Vice President and Chief Financial Officer Mike Smith President and Chief Executive Officer 3

Overview 30% share (660 MW) of 2,200 MW Westinghouse AP1000 units at existing Vogtle site. Spent $3.1 billion of total OPC budget of $5.0 billion including AFUDC and contingency. Current in-service dates of June, 2019 and June, 2020 for Units 3 and 4. Vogtle 3 & 4 Project Update $3.1 billion spent through 6/30/2016 Actuals Forecasts DEC 2011 DCD Final Rule Effective MAY 2005 Development Agreement MAR 2008 Filed COL with NRC APR 2006 Definitive Agreements MAY 2010 Signed DOE Conditional Term Sheet AUG 2006 Filed Early Site Permit (ESP) with NRC AUG 2009 NRC Issuance of ESP/LWA AUG 2011 NRC Completed Work on FSER for both AP1000 DCD and COL FEB 2012 COLs Issued MAR 2013 Unit 3 First Nuclear Concrete FEB 2014 Start of DOE Funding NOV 2013 Unit 4 First Nuclear Concrete 2017 2016 2015 2014 2013 2012 2011 2010 2009 2007 2008 2018 2006 2005 2019 2020 JUN 2020 Unit 4 In-Service DEC 2015 Settlement Agreement with Contractors DEC 2018 Unit 3 Fuel Load DEC 2019 Unit 4 Fuel Load JUN 2019 Unit 3 In-Service 4 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 5 (Billions)

Vogtle Construction Update – Unit 3 Set CA02 and CA03 modules inside containment Set Shield Building Course 4 west side panels Turbine lower casings installation in progress Received all four Reactor Coolant Pumps Progress Look Ahead Continue Shield Building panel erection Concrete and embeds to support setting Reactor Vessel in containment Continue build-out of Annex Building walls and floors 5

Vogtle Construction Update – Unit 4 Progress Look Ahead Set CA20 module in the nuclear island Set CA05 module inside containment Received all CA01 sub-modues Began setting mechanical modules in nuclear island Concrete inside containment to EL 83’-6” Complete Assembly of CA01 Begin assembly of CA03 module Set Shield Building transition panels 6

Members’ Historical Peak Demand Member Demand Requirements Member Energy Requirements Percent Change -0.2% Note: The data is at the Members’ delivery points (net of system losses), adjusted to include requirements served by us and member resources, to the extent known by us, behind the delivery points. 9.1% -5.4% -4.0% 6.0% (Projected) 7 -0.7% Days with 2010 2011 2012 2013 2014 2015 2016 Low < 25o 26 7 6 2 19 10 5 Highs > 95o 19 24 20 0 1 3 22 (MW) Percent Change in Overall Peak 6.1% -13.3% 0.1% 3.9% 15.3% -4.2% Highest Summer Peak (2012) = 9,353 MW Highest Winter Peak (2014) = 9,354 MW Summer Peak (2016 YTD) = 9,194 MW Winter Peak (2016) = 7,858 MW 4.6% 3.9% YTD - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 2010 2011 2012 2013 2014 2015 2016 Winter Peak Summer Peak 2010 2011 2012 2013 2014 2015 2016 (Millions MWh)

Generation Mix by Fuel Type 8 Projected Note: Includes total generation from Oglethorpe and Smarr EMC resources. 40% 44% 41% 40% 38% 44% 42% 42% 39% 7% 12% 11% 24% 29% 24% 24% 33% 39% 48% 39% 44% 32% 29% 27% 30% 20% 18% 5% 5% 4% 4% 4% 5% 4% 5% 4% 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 10.00 0 5 10 15 20 25 30 2008 2009 2010 2011 2012 2013 2014 2015 2016 Average Gas Price ($/mmBtu) MWh (Millions) Hydro Coal Gas Nuclear Average Gas Price

Capacity Factor Through June 30 Nuclear Coal Gas - CC Gas - CT Pumped Storage Hydro 9 Note: Oglethorpe’s sales to members have increased in 2016 primarily due to T.A. Smith Facility serving member load beginning 1/1/2016. 0% 25% 50% 75% 100% Hatch Vogtle Scherer Wansley Chatta- hoochee T.A. Smith Doyle Hawk Road Hartwell Talbot Rocky Mountain 2015 2016

Oglethorpe’s Average Power Costs to Members 10 Note: The increase in Oglethorpe’s sales to members in 2016 (due to T.A. Smith now serving member load) results in a reduction to average power costs compared to prior years. (Current Year End Projection) 6.25 5.96 6.29 6.52 6.64 6.13 5.6 5.8 6 6.2 6.4 6.6 6.8 2011 2012 2013 2014 2015 2016 cents/kWh

RUS & DOE Loan Status Total Amount Outstanding under All RUS Guaranteed Loans: $2.6 billion 11 (a) RUS and DOE guaranteed loans are funded through Federal Financing Bank. (b) Represents accrued capitalized interest being financed with the DOE guaranteed loan. (c) Aggregate borrowings under the Facility may not exceed the lesser of 70% of Eligible Project Costs or the amount shown. RUS Guaranteed Loans(a) as of July 31, 2016 DOE Guaranteed Loan(a) as of July 31, 2016 $509 million is available to advance based on eligible project expenses incurred through June 30, 2016. Purpose/Use of Proceeds Approved Advanced Remaining Amount Approved Loans General Improvements $127,703,000 $95,920,438 $31,782,562 General & Environmental Improvements 230,050,000 166,351,300 63,698,700 $357,753,000 $262,271,738 $95,481,262 Purpose/Use of Proceeds Approved Advanced Remaining Amount Vogtle Units 3 & 4 Principal $2,721,597,857 $1,120,000,000 $1,601,597,857 Capitalized Interest 335,471,604 60,627,989 274,843,615 $3,057,069,461 $1,180,627,989 $1,876,441,472 $3,057,069,461 $1,506,697,336 $1,550,372,125

Income Statement Excerpts 12 Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe’s Margins for Interest by Interest Charges, both as defined in Oglethorpe’s First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10x for each fiscal year. In addition, the Indenture requires Oglethorpe to show that it has met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14x each year, starting in 2010, above the minimum 1.10x ratio required by the Indenture, and the 2016 budget also includes a 1.14x MFI ratio. Oglethorpe’s Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future, although not below 1.10. Six Months Ended Year Ended June 30, December 31, ($ in thousands) 2016 2015 2015 2014 2013 Statement of Revenues and Expenses: Operating Revenues: Sales to Members $727,251 $619,924 $1,219,052 $1,314,869 $1,166,618 Sales to Non-Members 253 63,595 130,773 93,294 78,758 Operating Expenses 582,263 551,765 1,092,367 1,148,766 1,013,852 Other Income 29,778 25,334 52,030 46,371 43,433 Net Interest Charges 131,144 130,867 261,147 259,133 233,477 Net Margin $43,875 $26,221 $48,341 $46,635 $41,480 Margins for Interest Ratio(a) n/a n/a 1.14x 1.14x 1.14x Sales to Members Average Power Cost (cents/kWh) 6.10 6.65 6.64 6.52 6.29 Sales to Members (MWh) 11,930,532 9,319,984 18,371,588 20,154,108 18,549,886

Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus unamortized debt issuance costs and bond discounts and long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant that requires it to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in two credit agreements that currently requires a minimum total patronage capital of $675 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 13 June 30, December 31, ($ in thousands) 2016 2015 2014 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $4,729,547 $4,670,310 $4,582,551 CWIP 3,008,270 2,868,669 2,374,392 Nuclear Fuel 375,723 373,145 369,529 Total Electric Plant 8,113,540 7,912,124 7,326,472 Investments, Current Assets and Deferred Charges 2,299,792 2,147,659 2,122,348 Total Assets $10,413,332 $10,059,783 $9,448,820 Capitalization: Patronage Capital and Membership Fees $853,340 $809,465 $761,124 Accumulated Other Comprehensive Margin 435 58 468 Subtotal $853,775 $809,523 $761,592 Long-term Debt and Obligations under Capital Leases $7,959,485 $7,387,655 7,116,033 Other 18,154 17,561 16,434 Total Capitalization 8,831,414 8,214,739 7,894,059 Plus: Unamortized debt issuance costs and bond discounts on LT debt 103,036 97,988 101,939 Plus: Long-term Debt and Capital Leases due within one year 191,623 189,840 160,754 Total Long-Term Debt and Equities $9,126,073 $8,502,567 $8,156,752 Equity Ratio(a) 9.4% 9.5% 9.3%

Oglethorpe’s Available Liquidity as of August 12, 2016 Borrowings Detail $251.5 MM Letter of Credit Support for VRDBs/T.A. Smith $104.3 MM Vogtle Interim Financing Represents 735 days of liquidity on hand (excluding Cushion of Credit). 14 In addition, as of July 31, Oglethorpe had $361 million on deposit in the RUS Cushion of Credit Account. The RUS Cushion of Credit Account is designated as restricted cash and investments and can only be used to pay debt service on RUS guaranteed loans. (a) - 500 1,000 1,500 2,000 Total Credit Facilities Less Borrowings Available Credit Facilities Capacity Cash Total Liquidity $1,610 $356 $1,254 $335 $1,590 (Millions)

Liquidity Net Margin Wholesale Power Cost Interim Financing Balance Sheet Electric Plant Average Cost of Funds: 0.71% Secured LT Debt (6.30.2016): $8.2 billion Weighted Average Cost: 4.35% Equity/Capitalization Ratio (6.30.2016): 9.4% 2016 1.14 MFI June 30, 2016 (dollars in millions) 2016 Cost of Power Sales to Members (excluding Rate Management Program). Additional Member Collections for Rate Management Programs. 15 2016 2016 Long Term Debt ($200) $0 $200 $400 $600 DOE Taxable RUS $525 $250 $94 $149 ($ Millions) Actual Issuance Forecasted Issuance Actual Repayment Forecasted Repayment $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 YE 2015 6/30/2016 $4.67 $4.73 $0.37 $0.38 $2.87 $3.01 (Billions) Construction Work in Progress Nuclear Fuel Electric Plant in Service Total Assets ($ Millions) $10,060 $10,413 $- $20 $40 $60 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Millions Actual Budget 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Budget YTD Actual YTD 6.24 6.02 6.30 6.10 ¢/kWh $1,000 $1,610 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Borrowings (Mil) Cash Borrowings CP Availability Total Available Lines of Credit Cash Balances (Mil) Vogtle 3&4 Interim Financing (CP), $76

A link to this presentation will be posted on Oglethorpe’s website www.opc.com. Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K are made available on its website. Member information is filed as an exhibit to Form 10-Q for the first quarter of each year. (Exhibits are available on EDGAR but not on Oglethorpe’s website.) For additional information please contact: Additional Information 16 Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168